UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04049

Deutsche Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2015

Semiannual Report

to Shareholders

Deutsche Strategic Government Securities Fund

Contents
3 Letter to Shareholders
4 Performance Summary
8 Portfolio Management Team
8 Portfolio Summary
9 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
25 Statement of Changes in Net Assets
26 Financial Highlights
31 Notes to Financial Statements
47 Information About Your Fund's Expenses
49 Advisory Agreement Board Considerations and Fee Evaluation
54 Account Management Resources
56 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its interest-rate strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the interest rate strategy depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

From an economic standpoint, the view seems brighter than it has been for several years. Multiple signs suggest sustainable growth, at least for the near term. Our economists at Deutsche Asset & Wealth Management expect the global economy to accelerate in 2015, led by the United States and China.

That is heartening news. Yet one cannot ignore the complexities of an increasingly interconnected global economy. Low oil prices, a stronger employment picture and consumer spending bode well for the domestic economy, at least in the short term. Yet sluggish growth abroad, falling commodity prices and the strong U.S dollar may be headwinds to global growth and American exports. And, as we have seen time and again, any number of factors can unexpectedly shift the markets and the overall outlook.

The take-away message amidst these mixed signals: Be prepared to stick to your long-term plan, with a portfolio that can help weather short-term fluctuations. When in doubt, or if your individual situation or objectives change, talk with a trusted financial professional before taking action.

For timely information about economic developments and your Deutsche fund investment, we hope you will visit us at deutschefunds.com. There you will find the views of our Chief Investment Officer and economists. It is a resource we are proud to offer to help keep you up-to-date and make informed decisions.

As always, we thank you for your continued investment and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Performance Summary April 30, 2015 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/15
Unadjusted for Sales Charge	0.95%	3.50%	2.73%	4.10%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–1.82%	0.66%	2.16%	3.81%
Barclays GNMA Index†	1.57%	4.15%	3.77%	4.83%
Average Annual Total Returns as of 3/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		4.12%	2.95%	4.17%
Adjusted for the Maximum Sales Charge (max 2.75% load)		1.26%	2.38%	3.88%
Barclays GNMA Index†		4.91%	3.87%	4.92%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/15
Unadjusted for Sales Charge	0.54%	2.63%	1.81%	3.19%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–3.43%	–0.37%	1.64%	3.19%
Barclays GNMA Index†	1.57%	4.15%	3.77%	4.83%
Average Annual Total Returns as of 3/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		3.24%	2.04%	3.26%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		0.24%	1.86%	3.26%
Barclays GNMA Index†		4.91%	3.87%	4.92%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/15
Unadjusted for Sales Charge	0.56%	2.57%	1.94%	3.30%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.43%	2.57%	1.94%	3.30%
Barclays GNMA Index†	1.57%	4.15%	3.77%	4.83%
Average Annual Total Returns as of 3/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		3.18%	2.14%	3.36%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		3.18%	2.14%	3.36%
Barclays GNMA Index†		4.91%	3.87%	4.92%
Class S	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 4/30/15
No Sales Charges	1.04%	3.68%	2.89%	4.33%
Barclays GNMA Index†	1.57%	4.15%	3.77%	4.89%
Average Annual Total Returns as of 3/31/15 (most recent calendar quarter end)
No Sales Charges		4.30%	3.11%	4.34%
Barclays GNMA Index†		4.91%	3.87%	4.91%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/15
No Sales Charges	1.06%	3.72%	2.94%	4.32%
Barclays GNMA Index†	1.57%	4.15%	3.77%	4.83%
Average Annual Total Returns as of 3/31/15 (most recent calendar quarter end)
No Sales Charges		4.21%	3.14%	4.38%
Barclays GNMA Index†		4.91%	3.87%	4.92%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 0.81%, 1.82%, 1.59%, 0.66% and 0.59% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on August 1, 2005. The performance shown for the index is for the time period of July 31, 2005 through April 30, 2015 (through March 31, 2015 for the most recent calendar quarter end returns), which is based on the performance period of the life of Class S.

† The unmanaged Barclays GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
4/30/15	$8.25	$8.25	$8.26	$8.25	$8.23
10/31/14	$8.31	$8.31	$8.32	$8.31	$8.29
Distribution Information as of 4/30/15
Income Dividends, Six Months	$.14	$.10	$.11	$.15	$.15
April Income Dividend	$.0231	$.0174	$.0178	$.0242	$.0245
SEC 30-day Yield‡‡	2.37%	1.62%	1.65%	2.58%	2.72%
Current Annualized Distribution Rate‡‡	3.36%	2.53%	2.59%	3.52%	3.57%

‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.16% for Class B shares, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.07% for Class B shares, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2002.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

Scott Agi, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

— Head of Mortgage Backed Security Sector Team: New York.

— BS in Finance, Albright College.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2015 (Unaudited)
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 95.6%
Federal Home Loan Mortgage Corp.:
3.5%, 10/1/2042 (a)	65,200,000	68,220,592
7.0%, 10/1/2038	404,893	466,895
Federal National Mortgage Association:
3.0%, 10/1/2042 (a)	17,000,000	17,300,155
4.0%, 9/1/2040	1,127,872	1,212,374
4.5%, with various maturities from 9/1/2044 until 12/1/2044	8,849,079	9,646,083
Government National Mortgage Association:
3.0%, with various maturities from 9/15/2042 until 10/20/2044 (a)	140,031,994	144,026,363
3.5%, with various maturities from 1/15/2042 until 3/20/2043 (a)	230,339,567	243,109,752
4.0%, with various maturities from 8/20/2030 until 1/20/2045	108,536,340	117,259,500
4.49%, 6/15/2041	1,216,316	1,345,075
4.5%, with various maturities from 6/20/2033 until 8/20/2044	105,683,618	116,171,725
4.55%, 1/15/2041	2,759,874	3,047,139
5.0%, with various maturities from 3/20/2029 until 7/20/2041	126,685,526	142,189,005
5.5%, with various maturities from 12/15/2024 until 5/20/2041	119,679,098	136,378,767
6.0%, with various maturities from 11/15/2028 until 2/20/2039	85,997,694	99,120,478
6.5%, with various maturities from 6/20/2032 until 3/20/2039	15,156,087	17,470,548
7.0%, with various maturities from 9/15/2035 until 2/15/2039	3,678,077	4,323,420
7.5%, with various maturities from 1/20/2027 until 6/20/2031	7,809	9,335
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,093,900,278)		1,121,297,206

Collateralized Mortgage Obligations 21.2%
Fannie Mae Whole Loan, "IO2", Series 2007-W8, Interest Only, 6.0%, 9/25/2037	530,335	105,794
Federal Home Loan Mortgage Corp.:
"EA", Series 2530, Principal Only, Zero Coupon, 1/15/2032	387,416	356,414
"CO", Series 3820, Principal Only, Zero Coupon, 3/15/2041	4,305,490	3,763,473
"PT", Series 3586, 2.083%*, 2/15/2038	2,931,476	2,785,659
"JZ", Series 4288, 2.5%, 3/15/2041	2,490,342	2,337,851
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	1,040,274	75,607
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	10,118,501	968,834
"DI", Series 3952, Interest Only, 3.0%, 11/15/2025	1,694,847	160,233
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	2,190,905	203,883
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	1,948,144	182,170
"GI", Series 3985, Interest Only, 3.0%, 10/15/2026	1,109,663	114,264
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	1,594,425	147,891
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	6,483,847	872,064
"PZ", Series 4094, 3.0%, 8/15/2042	6,430,004	6,179,991
"CZ", Series 4113, 3.0%, 9/15/2042	2,657,427	2,619,421
"ZT", Series 4165, 3.0%, 2/15/2043	6,193,227	5,676,124
"JZ", Series 4283, 3.0%, 12/15/2043	40,427	40,449
"VZ", Series 4303, 3.5%, 8/15/2042	3,124,850	3,141,135
"NZ", Series 4178, 3.5%, 3/15/2043	1,687,393	1,701,802
"ZG", Series 4213, 3.5%, 6/15/2043	2,806,529	2,812,454
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041	7,334,330	1,291,363
"ZC", Series 4158, 4.0%, 1/15/2043	2,565,880	2,587,668
"KZ", Series 4328, 4.0%, 4/15/2044	1,966,924	1,986,149
"UZ", Series 4341, 4.0%, 5/15/2044	5,705,062	5,898,503
"UZ", Series 4339, 4.0%, 2/15/2054	3,999,203	4,239,512
"UA", Series 4298, 4.0%, 2/15/2054	4,737,497	4,872,158
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023	554,898	13,492
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038	9,298,384	1,017,116
"57", Series 256, Interest Only, 5.0%, 3/15/2023	778,545	63,637
"SY", Series 3035, Interest Only, 5.919%*, 9/15/2035	757,305	118,089
"IO", Series 2580, Interest Only, 6.0%, 3/15/2033	339,831	68,165
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	1,714,047	241,874
"SG", Series 3033, Interest Only, 6.469%*, 9/15/2035	1,125,523	234,486
"SP", Series 4047, Interest Only, 6.469%*, 12/15/2037	7,705,632	1,422,530
"A", Series 172, Interest Only, 6.5%, 1/1/2024	132,521	23,974
"JS", Series 3572, Interest Only, 6.619%*, 9/15/2039	1,695,986	264,522
"SB", Series 2742, Interest Only, 6.819%*, 1/15/2019	900,936	72,873
"SN", Series 3175, Interest Only, 6.969%*, 6/15/2036	2,518,738	462,251
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/25/2017	185	184
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	1,837,878	178,486
"LA", Series 2013-30, 3.0%, 3/25/2043	2,000,000	2,009,059
"PU", Series 2013-30, 3.0%, 4/25/2043	9,139,291	8,637,029
"Z", Series 2013-44, 3.0%, 5/25/2043	2,686,249	2,523,136
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	2,716,350	174,272
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	4,103,504	250,347
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	6,766,010	1,407,632
"LZ", Series 2013-6, 3.5%, 2/25/2043	792,967	761,272
"ZN", Series 2013-54, 3.5%, 6/25/2043	3,904,057	3,897,308
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025	1,530,448	101,107
"4", Series 406, Interest Only, 4.0%, 9/25/2040	5,772,770	1,043,022
"ZB", Series 2010-136, 4.0%, 12/25/2040	2,040,146	2,078,210
"C2", Series 410, Interest Only, 4.0%, 4/25/2042	5,882,078	1,151,922
"ZM", Series 2012-63, 4.0%, 6/25/2042	1,344,850	1,429,702
"AZ", Series 2013-133, 4.0%, 1/25/2044	6,328,126	6,907,653
"25", Series 351, Interest Only, 4.5%, 5/25/2019	827,441	53,446
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024	314,817	2,779
"CZ", Series 2011-99, 4.5%, 10/25/2041	12,920,868	15,026,539
"ZP", Series 2011-123, 4.5%, 12/25/2041	3,027,749	3,561,649
"21", Series 334, Interest Only, 5.0%, 3/25/2018	767,021	40,196
"20", Series 334, Interest Only, 5.0%, 3/25/2018	606,061	32,323
''23", Series 339, Interest Only, 5.0%, 6/25/2018	583,545	31,119
"27", Series 351, Interest Only, 5.0%, 4/25/2019	749,199	53,864
"26", Series 381, Interest Only, 5.0%, 12/25/2020	189,645	16,017
"ZA", Series 2008-24, 5.0%, 4/25/2038	17,799,307	19,641,111
"KT", Series 2007-32, 5.5%, 4/25/2037	748,514	833,774
"PJ", Series 2004-46, Interest Only, 5.819%*, 3/25/2034	1,980,227	268,413
"HS", Series 2009-87, Interest Only, 5.969%*, 11/25/2039	4,997,750	800,930
"ZB", Series 2005-37, 6.0%, 5/25/2035	1,374,203	1,576,255
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	3,193,787	339,783
"PI", Series 2006-20, Interest Only, 6.499%*, 11/25/2030	3,571,957	603,296
"HI", Series 2010-2, Interest Only, 6.5%, 2/25/2040	1,000,000	470,499
"SA", Series 2005-17, Interest Only, 6.519%*, 3/25/2035	1,527,120	306,476
"SI", Series 2007-23, Interest Only, 6.589%*, 3/25/2037	1,648,547	234,650
"SJ", Series 2007-36, Interest Only, 6.589%*, 4/25/2037	1,208,058	196,081
"KI", Series 2005-65, Interest Only, 6.819%*, 8/25/2035	756,049	162,488
Government National Mortgage Association:
"PO", Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	573,273	474,822
"HX", Series 2012-91, 3.0%, 9/20/2040	4,789,155	4,992,884
"ZD", Series 2013-37, 3.0%, 3/20/2043	473,645	476,135
"BZ", Series 2013-79, 3.0%, 5/20/2043	4,236,437	3,927,740
"LZ", Series 2013-180, 3.0%, 11/16/2043	9,170,892	8,534,380
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029	8,749,045	1,030,114
"PI", Series 2012-47, Interest Only, 3.5%, 12/20/2039	13,792,953	1,454,679
"EP", Series 2013-147, 3.625%, 12/20/2039	5,669,000	6,059,293
"IP", Series 2015-50, Interest Only, 4.0%, 9/20/2040	29,250,000	3,649,332
"ZM", Series 2013-170, 4.0%, 11/20/2043	1,688,765	1,696,251
"Z", Series 2014-4, 4.0%, 1/20/2044	5,781,510	6,307,986
"LZ", Series 2014-44, 4.0%, 3/16/2044	3,452,120	3,786,845
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	7,967,967	1,322,507
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	1,588,520	94,563
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	996,874	86,962
"BL", Series 2011-46, 4.5%, 10/20/2037	5,000,000	5,339,517
"CI", Series 2011-111, Interest Only, 4.5%, 11/20/2037	1,194,615	37,506
"IN", Series 2011-18, Interest Only, 4.5%, 5/20/2039	2,144,585	232,909
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039	6,014,582	1,171,434
"Z", Series 2010-169, 4.5%, 12/20/2040	5,420,850	5,775,695
"ZV", Series 2011-73, 4.5%, 5/20/2041	9,538,745	10,624,286
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043	7,092,617	878,392
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044	4,606,474	952,704
"PZ", Series 2010-106, 4.75%, 8/20/2040	5,514,362	6,010,541
"ZB", Series 2004-31, 5.0%, 4/20/2034	7,011,005	7,736,274
"ZA", Series 2006-47, 5.0%, 8/16/2036	8,209,899	9,179,352
"IJ", Series 2010-41, Interest Only, 5.0%, 9/20/2038	1,266,518	133,477
"Z", Series 2009-112, 5.0%, 11/20/2039	9,172,233	10,286,435
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	802,200	72,754
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	678,465	49,524
"MI", Series 2004-38, Interest Only, 5.5%, 11/20/2033	1,040,563	102,969
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	873,418	71,706
"YI", Series 2010-147, Interest Only, 5.5%, 7/16/2039	482,964	43,173
"SH", Series 2010-14, Interest Only, 5.818%*, 2/16/2040	14,915,314	2,669,218
"BS", Series 2011-93, Interest Only, 5.918%*, 7/16/2041	14,406,056	2,567,675
"BZ", Series 2004-46, 6.0%, 6/20/2034	1,008,877	1,165,288
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	387,259	106,422
"AV", Series 2010-14, Interest Only, 6.118%*, 2/16/2040	3,819,987	730,201
"SA", Series 2012-84, Interest Only, 6.12%*, 12/20/2038	8,338,396	1,157,831
"AI", Series 2007-38, Interest Only, 6.278%*, 6/16/2037	1,149,842	206,778
"SL", Series 2009-100, Interest Only, 6.318%*, 5/16/2039	1,743,153	188,587
"QA", Series 2007-57, Interest Only, 6.32%*, 10/20/2037	1,461,264	254,013
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	790,105	164,025
"SL", Series 2007-26, Interest Only, 6.618%*, 5/16/2037	3,301,128	647,178
"S", Series 1999-17, Interest Only, 8.018%*, 5/16/2029	335,408	58,736
"S", Series 2000-14, Interest Only, 8.168%*, 2/16/2030	1,421,318	263,835
"SB", Series 2014-81, 15.683%**, 6/20/2044	318,058	420,537
Total Collateralized Mortgage Obligations (Cost $230,343,890)		249,119,369

Government & Agency Obligations 10.9%
U.S. Government Sponsored Agency 1.5%
Federal National Mortgage Association, 3.0%, 11/15/2027	17,500,000	17,144,393
U.S. Treasury Obligations 9.4%
U.S. Treasury Bill, 0.06%***, 8/13/2015 (b)	6,134,000	6,133,779
U.S. Treasury Bond, Zero Coupon, 8/15/2044	58,300,000	25,054,542
U.S. Treasury Notes:
1.0%, 8/31/2016 (c) (d)	49,344,000	49,725,626
1.0%, 9/30/2016	12,000,000	12,097,500
1.75%, 9/30/2019	17,000,000	17,285,549
		110,296,996
Total Government & Agency Obligations (Cost $129,996,662)		127,441,389

	Contract Amount ($)	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161	34,000,000	80,413
Pay Fixed Rate — 4.19% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	40,700,000	192,804
Pay Fixed Rate — 4.32% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	39,500,000	154,927
Total Call Options Purchased (Cost $5,194,428)		428,144

Put Options Purchased 0.2%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	40,700,000	1,103,405
Receive Fixed Rate — 2.32% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	39,500,000	1,257,088
Total Put Options Purchased (Cost $2,726,033)		2,360,493

	Shares	Value ($)

Cash Equivalents 5.1%
Central Cash Management Fund, 0.08% (e) (Cost $60,375,129)	60,375,129	60,375,129

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,522,536,420)†	133.0	1,561,021,730
Other Assets and Liabilities, Net	(33.0)	(387,456,920)
Net Assets	100.0	1,173,564,810

* These securities are shown at their current rate as of April 30, 2015.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2015.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,522,875,693. At April 30, 2015, net unrealized appreciation for all securities based on tax cost was $38,146,037. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,243,082 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,097,045.

(a) When-issued or delayed delivery security included. Non-cash collateral pledged to the Fund for forward settling mortgage backed securities transactions amounted to $389,986.

(b) At April 30, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At April 30, 2015, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(d) At April 30, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at April 30, 2015 is 0.28%.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2015, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
3 Month Euro Euribor Interest Rate	EUR	3/14/2016	18	5,052,572	(282)
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	3/14/2016	19	5,129,053	(4,575)
3 Month Euroyen	JPY	3/14/2016	24	5,017,839	(503)
90 Day Eurodollar Time Deposit	USD	3/14/2016	20	4,960,250	12,701
3 Month Sterling (Short Sterling) Interest Rate	GBP	3/16/2016	26	4,945,346	5,941
ASX 90 Day Bank Accepted Bills	AUD	3/10/2016	25	19,682,807	(3,919)
Total net unrealized appreciation					9,363

At April 30, 2015, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	6/19/2015	22	2,824,250	24,362
Ultra Long U.S. Treasury Bond	USD	6/19/2015	169	27,800,500	880,906
Total unrealized appreciation					905,268

At April 30, 2015, open written option contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Dates	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (f)
Call Options Receive Fixed — 3.19% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	20,400,000	2	2/1/2017	1,468,800	(378,227)
Receive Fixed — 3.32% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	19,750,000	3	2/1/2017	1,428,519	(310,215)
Receive Fixed — 4.22% – Pay Floating — 3-Month LIBOR	4/22/2016 4/22/2026	34,000,000	1	4/20/2016	1,212,100	(25,684)
Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	33,800,000	1	5/5/2016	379,405	(16,356)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	33,800,000	1	3/15/2016	244,205	(1,551)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	33,800,000	3	3/15/2016	398,840	(1,551)
Total Call Options					5,131,869	(733,584)
Put Options Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	33,800,000	1	3/15/2016	244,205	(70,994)
Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	33,800,000	3	3/15/2016	86,190	(70,994)
Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	33,800,000	1	5/5/2016	379,405	(1,191,552)
Pay Fixed — 2.615% – Receive Floating — 3-Month LIBOR	12/4/2015 12/4/2045	26,100,000	4	12/2/2015	566,370	(1,423,961)
Pay Fixed — 2.64% – Receive Floating — 3-Month LIBOR	8/10/2015 8/10/2045	30,400,000	1	8/6/2015	284,240	(1,376,966)
Pay Fixed — 2.675% – Receive Floating — 3-Month LIBOR	11/12/2015 11/12/2045	26,100,000	4	11/9/2015	523,305	(1,585,519)
Pay Fixed — 2.796% – Receive Floating — 3-Month LIBOR	6/5/2015 6/5/2045	30,400,000	3	6/3/2015	325,280	(1,765,057)
Pay Fixed — 2.88% – Receive Floating — LIBOR	9/30/2015 9/30/2045	26,100,000	5	9/28/2015	546,091	(2,200,909)
Pay Fixed — 3.19% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	20,400,000	2	2/1/2017	1,468,800	(1,568,374)
Pay Fixed — 3.32% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	19,750,000	3	2/1/2017	1,428,519	(1,687,187)
Total Put Options					5,852,405	(12,941,513)
Total					10,984,274	(13,675,097)

(f) Unrealized depreciation on written options on interest rate swap contracts at April 30, 2015 was $2,690,823.

At April 30, 2015, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2/3/2015 2/3/2045	30,400,000	Fixed — 3.035%	Floating — 3-Month LIBOR	(3,475,287)	(3,102,793)
1/28/2015 1/28/2045	33,800,000	Fixed — 3.088%	Floating — 3-Month LIBOR	(4,260,207)	(3,922,111)
12/16/2015 9/18/2017	118,800,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(813,495)	(959,937)
6/17/2015 6/17/2020	115,150,000	Fixed — 1.5%	Floating — 3-Month LIBOR	1,065,598	—
12/16/2015 9/16/2025	119,300,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(3,808,402)	(3,102,016)
12/16/2015 9/17/2035	5,700,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(355,999)	(236,348)
12/16/2015 9/16/2020	35,000,000	Floating — 3-Month LIBOR	Fixed — 2.214%	620,420	639,130
6/17/2015 6/17/2045	107,620,000	Floating — 3-Month LIBOR	Fixed — 2.5%	(992,019)	(1,089,325)
12/16/2015 9/18/2045	52,800,000	Floating — 3-Month LIBOR	Fixed — 2.998%	4,438,368	2,680,225
12/16/2015 9/18/2045	6,600,000	Floating — 3-Month LIBOR	Fixed — 2.998%	554,796	324,945
Total net unrealized depreciation					(8,768,230)

At April 30, 2015, open total return swap contracts were as follows:
Bilateral Swap
Effective/ Expiration Dates	Notional Amount ($)		Fixed Cash Flows Paid/ (Received)	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
Long Position
4/16/2015 4/16/2045	13,955,498	6	4.0%	Markit IOS.Index FN30.400.13	122,838	35,278	87,560
Short Position
4/16/2015 4/16/2045	13,419,351	6	(4.0%)	Markit IOS.Index FN30.400.14	194,302	(374)	194,676
Total unrealized appreciation							282,236

Counterparties:

1 Nomura International PLC

2 JPMorgan Chase Securities, Inc.

3 BNP Paribas

4 Citigroup, Inc.

5 Morgan Stanley

6 Credit Suisse

Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, interest rate swap contracts, total return swap contracts and written options contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Mortgage-Backed Securities Pass-Throughs	$—	$1,121,297,206	$—	$1,121,297,206
Collateralized Mortgage Obligations	—	249,119,369	—	249,119,369
Government & Agency Obligations	—	127,441,389	—	127,441,389
Short-Term Investments	60,375,129	—	—	60,375,129
Derivatives (h)
Purchased Options	—	2,788,637	—	2,788,637
Futures Contracts	923,910	—	—	923,910
Interest Rate Swap Contracts	—	3,644,300	—	3,644,300
Total Return Swap Contracts	—	282,236	—	282,236
Total	$61,299,039	$1,504,573,137	$—	$1,565,872,176
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)
Futures Contracts	$(9,279)	$—	$—	$(9,279)
Written Options	—	(13,675,097)	—	(13,675,097)
Interest Rate Swap Contracts	—	(12,412,530)	—	(12,412,530)
Total	$(9,279)	$(26,087,627)	$—	$(26,096,906)

There have been no transfers between fair value measurement levels during the period ended April 30, 2015.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include options purchased, at value; unrealized appreciation (depreciation) on futures contracts; interest rate swap contracts; total return swap contracts; and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,462,161,291)	$1,500,646,601
Investment in Central Cash Management Fund (cost $60,375,129)	60,375,129
Total investments in securities, at value (cost $1,522,536,420)	1,561,021,730
Cash	9,991
Foreign currency, at value (cost $1,454)	1,301
Receivable for investments sold — when-issued securities	82,600,765
Receivable for Fund shares sold	296,208
Interest receivable	5,024,741
Receivable for variation margin on futures contracts	37,251
Receivable for variation margin on centrally cleared swaps	992,849
Unrealized appreciation on bilateral swap contracts	282,236
Upfront payments paid on bilateral swap contracts	35,278
Other assets	43,215
Total assets	1,650,345,565
Liabilities
Payable for investments purchased — when-issued securities	459,232,966
Payable for Fund shares redeemed	1,286,805
Options written, at value (premiums received $10,984,274)	13,675,097
Payable for pending swap contracts	1,065,598
Upfront payments received on bilateral swap contracts	374
Accrued management fee	321,202
Accrued Trustees' fees	14,523
Other accrued expenses and payables	1,184,190
Total liabilities	476,780,755
Net assets, at value	$1,173,564,810

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited) (continued)
Net Assets Consist of
Distributions in excess of net investment income	(3,724,878)
Net unrealized appreciation (depreciation) on: Investments	38,485,310
Swap contracts	(8,485,994)
Futures	914,631
Foreign currency	(159)
Written options	(2,690,823)
Accumulated net realized gain (loss)	(78,815,665)
Paid-in capital	1,227,882,388
Net assets, at value	$1,173,564,810
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,045,175,130 ÷ 126,686,731 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.25
Maximum offering price per share (100 ÷ 97.25 of $8.25)	$8.48
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($632,561 ÷ 76,658 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.25
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($38,873,540 ÷ 4,704,663 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.26
Class S Net Asset Value, offering and redemption price per share ($72,450,321 ÷ 8,781,899 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.25
Institutional Class Net Asset Value, offering and redemption price per share ($16,433,258 ÷ 1,996,664 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2015 (Unaudited)
Investment Income
Income: Interest	$19,776,640
Income distributions — Central Cash Management Fund	19,192
Total income	19,795,832
Expenses: Management fee	1,977,743
Administration fee	597,990
Services to shareholders	711,749
Distribution and service fees	1,399,649
Custodian fee	37,007
Professional fees	63,959
Reports to shareholders	51,498
Registration fees	31,239
Trustees' fees and expenses	25,629
Other	55,960
Total expenses before expense reductions	4,952,423
Expense reductions	(3,229)
Total expenses after expense reductions	4,949,194
Net investment income	14,846,638
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	14,312,350
Swap contracts	(27,141,434)
Futures	5,479,312
Written options	(792,972)
Foreign currency	3,068
(8,139,676)
Change in net unrealized appreciation (depreciation) on: Investments	2,953,943
Swap contracts	7,387,591
Futures	(899,961)
Written options	(4,881,861)
Foreign currency	(343)
4,559,369
Net gain (loss)	(3,580,307)
Net increase (decrease) in net assets resulting from operations	$11,266,331

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Operations: Net investment income	$14,846,638	$32,446,264
Net realized gain (loss)	(8,139,676)	11,099,639
Change in net unrealized appreciation (depreciation)	4,559,369	14,731,040
Net increase (decrease) in net assets resulting from operations	11,266,331	58,276,943
Distributions to shareholders from: Net investment income: Class A	(17,978,761)	(39,012,394)
Class B	(11,302)	(39,136)
Class C	(522,036)	(1,193,257)
Class S	(1,300,947)	(2,725,723)
Institutional Class	(239,470)	(143,666)
Total distributions	(20,052,516)	(43,114,176)
Fund share transactions: Proceeds from shares sold	38,565,040	64,072,539
Reinvestment of distributions	17,200,324	36,967,735
Payments for shares redeemed	(107,573,920)	(275,807,752)
Net increase (decrease) in net assets from Fund share transactions	(51,808,556)	(174,767,478)
Increase (decrease) in net assets	(60,594,741)	(159,604,711)
Net assets at beginning of period	1,234,159,551	1,393,764,262
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $3,724,878 and $1,481,000, respectively)	$1,173,564,810	$1,234,159,551

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended October 31,
Class A	Six Months Ended 4/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.31		$8.21	$8.85	$8.93	$8.91	$8.79
Income from investment operations: Net investment incomea	.10		.21	.17	.23	.29	.30
Net realized and unrealized gain (loss)	(.02)		.17	(.47)	.10	.11	.27
Total from investment operations	.08		.38	(.30)	.33	.40	.57
Less distributions from: Net investment income	(.14)		(.28)	(.34)	(.41)	(.38)	(.37)
Net realized gains	—		—	—	—	—	(.08)
Total distributions	(.14)		(.28)	(.34)	(.41)	(.38)	(.45)
Net asset value, end of period	$8.25		$8.31	$8.21	$8.85	$8.93	$8.91
Total Return (%)b	.95	**	4.66	(3.46)	3.81	4.62	6.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,045		1,107	1,252	1,599	1,673	1,801
Ratio of expenses (%)	.81	*	.81	.81	.79	.79	.80
Ratio of net investment income (%)	2.50	*	2.51	2.01	2.57	3.30	3.33
Portfolio turnover rate (%)	138	**	325	372	538	214	186
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

			Years Ended October 31,
Class B	Six Months Ended 4/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.31		$8.21	$8.85	$8.93	$8.91	$8.79
Income from investment operations: Net investment incomea	.07		.14	.09	.15	.22	.22
Net realized and unrealized gain (loss)	(.03)		.16	(.47)	.11	.10	.27
Total from investment operations	.04		.30	(.38)	.26	.32	.49
Less distributions from: Net investment income	(.10)		(.20)	(.26)	(.34)	(.30)	(.29)
Net realized gains	—		—	—	—	—	(.08)
Total distributions	(.10)		(.20)	(.26)	(.34)	(.30)	(.37)
Net asset value, end of period	$8.25		$8.31	$8.21	$8.85	$8.93	$8.91
Total Return (%)b,c	.54	**	3.73	(4.24)	2.79	3.67	5.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	2	4	6	9
Ratio of expenses before expense reductions (%)	2.02	*	1.82	1.76	1.71	1.66	1.72
Ratio of expenses after expense reductions (%)	1.62	*	1.64	1.74	1.69	1.63	1.70
Ratio of net investment income (%)	1.66	*	1.66	1.03	1.68	2.46	2.43
Portfolio turnover rate (%)	138	**	325	372	538	214	186
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended October 31,
Class C	Six Months Ended 4/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.32		$8.22	$8.86	$8.95	$8.93	$8.81
Income from investment operations: Net investment incomea	.07		.14	.10	.16	.22	.23
Net realized and unrealized gain (loss)	(.02)		.17	(.47)	.10	.11	.27
Total from investment operations	.05		.31	(.37)	.26	.33	.50
Less distributions from: Net investment income	(.11)		(.21)	(.27)	(.35)	(.31)	(.30)
Net realized gains	—		—	—	—	—	(.08)
Total distributions	(.11)		(.21)	(.27)	(.35)	(.31)	(.38)
Net asset value, end of period	$8.26		$8.32	$8.22	$8.86	$8.95	$8.93
Total Return (%)b	.56	**	3.73	(4.07)	2.90	3.82	5.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39		42	57	100	80	82
Ratio of expenses (%)	1.60	*	1.59	1.57	1.55	1.56	1.56
Ratio of net investment income (%)	1.71	*	1.72	1.21	1.78	2.53	2.57
Portfolio turnover rate (%)	138	**	325	372	538	214	186
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

			Years Ended October 31,
Class S	Six Months Ended 4/30/15 (Unaudited)		2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.31		$8.21		$8.85		$8.93	$8.91	$8.80
Income from investment operations: Net investment incomea	.11		.22		.18		.24	.31	.31
Net realized and unrealized gain (loss)	(.02)		.17		(.47)		.11	.11	.27
Total from investment operations	.09		.39		(.29)		.35	.42	.58
Less distributions from: Net investment income	(.15)		(.29)		(.35)		(.43)	(.40)	(.39)
Net realized gains	—		—		—		—	—	(.08)
Total distributions	(.15)		(.29)		(.35)		(.43)	(.40)	(.47)
Net asset value, end of period	$8.25		$8.31		$8.21		$8.85	$8.93	$8.91
Total Return (%)	1.04	b**	4.82	b	(3.33	)b	3.96	4.67	6.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72		80		79		99	107	93
Ratio of expenses before expense reductions (%)	.67	*	.66		.68		.65	.63	.62
Ratio of expenses after expense reductions (%)	.66	*	.64		.67		.65	.63	.62
Ratio of net investment income (%)	2.64	*	2.68		2.15		2.73	3.46	3.51
Portfolio turnover rate (%)	138	**	325		372		538	214	186
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended October 31,
Institutional Class	Six Months Ended 4/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.29		$8.18	$8.82	$8.91	$8.90	$8.79
Income from investment operations: Net investment incomea	.11		.22	.18	.24	.32	.32
Net realized and unrealized gain (loss)	(.02)		.18	(.47)	.11	.10	.26
Total from investment operations	.09		.40	(.29)	.35	.42	.58
Less distributions from: Net investment income	(.15)		(.29)	(.35)	(.44)	(.41)	(.39)
Net realized gains	—		—	—	—	—	(.08)
Total distributions	(.15)		(.29)	(.35)	(.44)	(.41)	(.47)
Net asset value, end of period	$8.23		$8.29	$8.18	$8.82	$8.91	$8.90
Total Return (%)	1.06	**	4.87	(3.18)	3.96	4.79	6.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		5	4	11	2	2
Ratio of expenses (%)	.53	*	.59	.61	.59	.52	.51
Ratio of net investment income (%)	2.83	*	2.72	2.12	2.72	3.57	3.62
Portfolio turnover rate (%)	138	**	325	372	538	214	186
a Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Strategic Government Securities Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities, derivatives and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan during the period ended April 30, 2015.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $68,671,000, including $18,707,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2015 ($4,867,000) and October 31, 2017 ($13,840,000), the respective expiration dates, whichever occurs first; and approximately $49,964,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($22,553,000) and long-term losses ($27,411,000).

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, swap contracts, expired capital loss carryforwards, paydown losses on mortgage-backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swap Contracts. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $418,100,000 to $625,170,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the six months ended April 30, 2015, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of April 30, 2015 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2015, the investment in long total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $13,955,000 and the investment in short total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $13,419,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2015, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of April 30, 2015 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2015, the investment in written option contracts had a total value generally indicative of a range from approximately $9,225,000 to $30,565,000, and purchased option contracts had a total value generally indicative of a range from approximately $2,666,000 to $4,077,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2015, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and to seek to enhance returns by employing a rules-based methodology that attempts to identify interest rate trends.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $44,788,000 to $270,733,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $30,625,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$2,788,637	$3,926,536	$923,910	$7,639,083
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on bilateral swap contracts
(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(13,675,097)	$(12,412,530)	$(9,279)	$(26,096,906)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value
(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(792,972)	$(27,141,434)	$5,479,312	$(22,455,094)
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) from written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$122,316	$(4,881,861)	$7,387,591	$(899,961)	$1,728,085
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

As of April 30, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
BNP Paribas	$1,412,015	$(1,412,015)	$—	$—	$—
Credit Suisse	282,236	—	—	—	282,236
JPMorgan Chase Securities, Inc.	1,296,209	(1,296,209)	—	—	—
Nomura International PLC	80,413	(80,413)	—	—	—
	$3,070,873	$(2,788,637)	$—	$—	$282,236
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
BNP Paribas	$3,835,004	$(1,412,015)	$—	$(2,422,989)	$—
Citigroup, Inc.	3,009,480	—	—	(3,009,480)	—
JPMorgan Chase Securities, Inc.	1,946,601	(1,296,209)	—	(590,129)	60,263
Morgan Stanley	2,200,909	—	—	(2,200,909)	—
Nomura International PLC	2,683,103	(80,413)	—	(2,602,690)	—
	$13,675,097	$(2,788,637)	$—	$(10,826,197)	$60,263

(a) The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended April 30, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $1,981,467,400 and $1,910,642,197, respectively. Purchases and sales of U.S. Treasury obligations aggregated $9,434,504 and $27,968,750, respectively.

For the six months ended April 30, 2015, transactions for written options on securities and interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	578,600,000	$11,416,136
Options written	52,200,000	1,089,675
Options closed	(40,000,000)	(235,937)
Options exercized	(64,200,000)	(660,160)
Options expired	(70,400,000)	(625,440)
Outstanding, end of period	456,200,000	$10,984,274

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.35%
Next $750 million of such net assets	.33%
Next $1.5 billion of such net assets	.31%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Next $2.5 billion of such net assets	.24%
Over $12.5 billion of such net assets	.22%

Accordingly, for the six months ended April 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/ reimbursements) of 0.33% of the Fund's average daily net assets.

For the period from November 1, 2014 through September 30, 2015 (through January 31, 2015 for Class S shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.87%
Class B	1.62%
Class C	1.62%
Class S	.66%
Institutional Class	.62%

Effective February 1, 2015 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Class S shares for 0.72%.

For the six months ended April 30, 2015, fees waived and/or expenses reimbursed for certain classes are as follows:
Class B	$1,816
Class S	1,413
$3,229

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2015, the Administration Fee was $597,990, of which $97,071 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholders servicing fee it receives from the Fund. For the six months ended April 30, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at April 30, 2015
Class A	$326,859	$124,030
Class B	2,231	881
Class C	8,688	3,540
Class S	14,161	6,221
Institutional Class	311	75
	$352,250	$134,747

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DeAWM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2015, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2015
Class B	$3,432	$433
Class C	151,765	24,160
	$155,197	$24,593

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2015, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2015	Annualized Rate
Class A	$1,193,196	$593,961	.22%
Class B	1,086	517	.24%
Class C	50,170	24,099	.25%
	$1,244,452	$618,577

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2015 aggregated $9,858.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2015, the CDSC for Class B and C shares aggregated $429 and $523, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2015, DDI received $773 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,833, of which $9,080 is unpaid.

Trustees' Fees and Expenses. The Funds paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2015.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:
	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,905,700	$15,790,775	4,122,442	$34,118,982
Class B	24	195	101	823
Class C	344,144	2,854,707	486,636	4,036,256
Class S	787,385	6,515,890	2,604,451	21,407,924
Institutional Class	1,619,408	13,403,473	546,263	4,508,554
		$38,565,040		$64,072,539
Shares issued in reinvestment of dividends
Class A	1,871,757	$15,467,407	4,057,960	$33,366,574
Class B	1,282	10,599	4,462	36,650
Class C	54,858	454,046	123,862	1,019,905
Class S	143,002	1,181,748	291,973	2,402,255
Institutional Class	10,501	86,524	17,343	142,351
		$17,200,324		$36,967,735
Shares redeemed
Class A	(10,282,718)	$(85,118,188)	(27,475,431)	$(226,144,106)
Class B	(59,900)	(495,314)	(146,285)	(1,202,875)
Class C	(730,165)	(6,050,397)	(2,482,243)	(20,424,944)
Class S	(1,725,341)	(14,302,243)	(2,972,257)	(24,402,297)
Institutional Class	(195,152)	(1,607,778)	(441,192)	(3,633,530)
		$(107,573,920)		$(275,807,752)
Net increase (decrease)
Class A	(6,505,261)	$(53,860,006)	(19,295,029)	$(158,658,550)
Class B	(58,594)	(484,520)	(141,722)	(1,165,402)
Class C	(331,163)	(2,741,644)	(1,871,745)	(15,368,783)
Class S	(794,954)	(6,604,605)	(75,833)	(592,118)
Institutional Class	1,434,757	11,882,219	122,414	1,017,375
		$(51,808,556)		$(174,767,478)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2014 to April 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/15	$1,009.50	$1,005.40	$1,005.60	$1,010.40	$1,010.60
Expenses Paid per $1,000*	$4.04	$8.06	$7.96	$3.29	$2.64
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/15	$1,020.78	$1,016.76	$1,016.86	$1,021.52	$1,022.17
Expenses Paid per $1,000*	$4.06	$8.10	$8.00	$3.31	$2.66

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Strategic Government Securities Fund	.81%	1.62%	1.60%	.66%	.53%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Strategic Government Securities Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile, 4th quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	25155T 569	25155T 551	25155T 544	25155T 536	25155T 528
Fund Number	018	218	318	098	1418

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 08/2014

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DSGSF-3
(R-027576-4 6/15)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Strategic Government Securities Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 29, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 29, 2015